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                                                                   Exhibit 10.17

                         METROMEDIA FIBER NETWORK, INC.

                                  $650,000,000

                            10% Senior Notes Due 2008

                               Purchase Agreement

                                                              New York, New York
                                                               November 20, 1998


Salomon Smith Barney
Chase Securities Inc.
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
As Representatives of the Initial Purchasers
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          Metromedia Fiber Network, Inc., a corporation organized under the laws of Delaware (the "Company"), proposes to issue and sell to the several parties named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, $650,000,000 aggregate principal amount of its 10% Senior Notes Due 2008 (the "Securities"). The Securities are to be issued under an indenture (the "Indenture") to be entered into between the Company and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee"). The Securities have the benefit of the Registration Rights Agreement (the "Registration Rights Agreement") to be entered into among the Company and the Initial Purchasers, pursuant to which the Company has agreed (i) to register under the Act certain securities (the "Exchange Securities") which will be offered in exchange (the "Exchange Offer") for the Securities subject to the terms and conditions therein specified and (ii) under certain circumstances, to file a shelf registration statement relating to the Securities pursuant to Rule 415 under the Act. Pursuant to the Indenture, and in accordance with the provisions of the Security Agreement (the "Security Agreement") to be entered into among the Company, the Trustee and IBJ Schroder Bank & Trust Company, as securities intermediary (the "Securities Intermediary"), the Company has agreed, to (i) purchase Pledged Securities (as defined in the Indenture) in an amount that, together with the proceeds from the

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investment thereof, will be sufficient to provide for the payment of the first three scheduled interest payments due on the Securities and (ii) place such Pledged Securities in an account maintained by the Securities Intermediary for the benefit of Holders of the Securities. To the extent there are no additional parties listed on Schedule I other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof.

          The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

          In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated November 10, 1998 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary Memorandum"), and a final offering memorandum, dated November 20, 1998 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend", "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act, subsequent to the Execution Time which is incorporated by reference therein.

          1. Representations and Warranties. The Company represents and warrants to each Initial Purchaser as set forth below in this Section 1 on and as of the Execution Time and the Closing Date or on and as of such other date as specified herein.

          (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time

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     and on the Closing Date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof, at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein, it being understood and agreed that the only such information is that described as such in Section 8(b) of this Agreement.

          (b) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

          (c) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

          (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

          (e) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph and defined in Regulation S have the meanings given to them by Regulation S.

          (f) The Company has been advised by the NASD's Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market that the Securities have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

          (g) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described

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     in the Final Memorandum will not be, an "investment company" required to be registered under the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company's securities.

          (h) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

          (i) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated by this Agreement).

          (j) The Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (k) The information provided by the Company pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (m) All the outstanding shares of capital stock of each subsidiary that is a corporation have been duly and validly authorized and issued and are

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     fully paid and nonassessable, and, except as otherwise set forth in the
     Final Memorandum, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or, to the knowledge of the Company, any other security interests, claims, liens or encumbrances.

          (n) The Company's authorized capitalization is as set forth in the Final Memorandum under the heading "Capitalization."

          (o) The statements in the Final Memorandum under the headings "Business--Franchise, License and Related Agreements,"
     "Business--Regulation," "Business--Regulation of International Operations," "Business--Legal Proceedings," "Description of the Notes," "Exchange Offer; Registration Rights," and "Certain United States Federal Tax
     Considerations" fairly summarize the matters therein described in all material respects.

          (p) This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Company, will constitute a legal, valid, binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly and validly authorized by the Company, and, when executed, issued and authenticated in accordance with the provisions of the Indenture and delivered to and paid for in full by the Initial Purchasers, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); on the Closing Date the Exchange Securities will have been duly authorized by the Company, and, when executed, issued and authenticated in accordance with the terms of the Exchange Offer and the provisions of the Indenture, will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and

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     to general principles of equity); the Registration Rights Agreement has been duly authorized by the Company, and, assuming due authorization, execution and delivery thereof by the Initial Purchasers, when executed and delivered by the Company, will constitute the legal, valid, binding and enforceable instrument of the Company (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Security Agreement has been duly authorized by the Company and, assuming due authorization, execution and delivery thereof by the Trustee and the Securities Intermediary, when executed and delivered by the Company, will constitute the legal, valid, binding and enforceable instrument of the Company (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

          (q) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Indenture, the Security Agreement or the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act in connection with the registration of the Exchange Securities or the Securities, as the case may be, as contemplated by the Registration Rights Agreement and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein, in the Final Memorandum and the Registration Rights Agreement.

          (r) None of the execution and delivery of the Indenture, this Agreement, the Security Agreement and the Registration Rights Agreement, the issue and sale of the Securities, the consummation of any of the transactions herein or therein contemplated, or the fulfillment of the terms hereof or thereof, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to
     (i) the charter or by-laws of the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order

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     or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except in the case of clauses (ii) and (iii), as could not be reasonably expected to have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (s) The consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein.

          (t) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Security Agreement or the Registration Rights Agreement, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

          (u) Except as described in the Final Memorandum, each of the Company and each of its subsidiaries owns, licenses, leases or has obtained rights-of-way for all such properties as are necessary to the conduct of its operations as presently conducted. The Company and each of its subsidiaries has good and marketable title, free and clear of all liens or encumbrances, to

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     all property and assets described in the Final Memorandum as being owned by it on the date hereof and such properties and assets are in good repair and suitable for use as so described except as set forth in the Final Memorandum. All leases to which the Company or its subsidiaries are a party are valid and binding (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity) and no default has occurred or is continuing thereunder which could have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and the Company and each subsidiary enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not interfere materially with the use made by the Company or such subsidiary.

          (v) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or
     (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except in the case of clauses (ii) and (iii) as could not be reasonably expected to have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (w) Each of (i) M.R. Weiser & Co. LLP and (ii) Ernst & Young LLP, each of whom have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the Final Memorandum, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

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          (x) The Company and each subsidiary has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof except in any case in which the failure so to file would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (y) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (z) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and

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     its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (aa) Except as described in the Final Memorandum, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

          (bb) Except as described in the Final Memorandum, the Company and its subsidiaries (i) possess the certificates, authorizations, approvals, franchises, licenses, rights-of-way and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, (ii) are not in violation of any such certificates, authorizations, approvals, franchises, licenses, rights-of-way and permits, except where such violation would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business and (iii) have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, approval, franchise, license, right-of-way or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (cc) The Company and its subsidiaries possess or have applied for the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing except as could not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings,

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     business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business. To the Company's knowledge, the use of such Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person.

          (dd) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ee) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Final Memorandum; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; neither the Company nor any of the subsidiaries has been notified that it has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          (ff) Except as described in the Final Memorandum, the Company and its subsidiaries are implementing a comprehensive, detailed program to analyze and address the risk that the computer hardware and software used by


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     them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem"), and reasonably believe that such risk will be remedied on a timely basis without material expense and will not have a material adverse effect upon the financial condition and results of operations of the Company and its subsidiaries, taken as a whole.

          (gg) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

          (hh) The subsidiaries listed on Schedule II attached hereto are the only significant subsidiaries of the Company as defined in Rule 1-02 of Regulation S-X (individually, a "Subsidiary" and collectively, the "Subsidiaries").

          (ii) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

          (jj) Neither the Company nor any of the subsidiaries is a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof required to be registered under the Public Utility Holding Company Act of 1935, as amended.

          (kk) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any

                                       12
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     subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          (ll) When the Pledged Securities are transferred to the Trustee in accordance with the provisions of the Security Agreement, and assuming that the representations and warranties of the Trustee and the Securities Intermediary contained in the Security Agreement are true and correct and compliance by the Trustee and the Securities Intermediary with the provisions thereof, the pledge of and grant of a security interest in the Pledged Securities will constitute a valid first priority perfected security interest in such Pledged Securities, enforceable as such against all creditors of the Company (and any persons purporting to purchase any of the Pledged Securities from the Company), subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect, and all filings and actions (other than the transfer to the Trustee of the Pledged Securities) necessary or desirable to perfect and protect such security interest have been duly taken.

          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.000% of the principal amount thereof, plus accrued interest, if any, from the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto.

          3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on November 25, 1998, or at such time on such later date (not later than seven full business days thereafter) as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the

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Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. The Company shall not be obligated to deliver any of the Securities, except upon payment for all of the Securities to be purchased as provided herein. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

          (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

          (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

          (c) Each Initial Purchaser will deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Final Memorandum, as amended and supplemented at the date of such delivery.

          5. Agreements. The Company agrees with each Initial Purchaser that:

          (a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as it may reasonably request.

          (b) The Company will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the

     Representatives, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Initial Purchasers), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company has furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document within a reasonable period of time. The Company will promptly advise the Representatives when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

          (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly (i) will notify the Representatives of any such event;
     (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as you may reasonably request.

          (d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as may be required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time any state securities commission or any other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (e) The Company will not, and will not permit any of its Affiliates to, resell any Securities that have been acquired by any of them for a period of two years from the Closing Date, except for Securities acquired by the Company or any of its Affiliates and resold in a transaction registered under the Act.

          (f) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

          (g) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

          (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with
     Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

          (i) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph that are defined in Regulation S have the meanings given to them by Regulation S.

          (j) The Company will cooperate with the Representatives and use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

          (k) The Company will not for a period of 180 days following the Execution Time, without the prior written consent of Salomon Smith Barney Inc., offer, sell or contract to sell, grant any other option to purchase or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company), directly or indirectly, any debt securities issued or guaranteed by the Company (other than the Securities) except to the extent contemplated by the Registration Rights Agreement or the Final Memorandum.

          (l) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (m) The Company will assist the Initial Purchasers in arranging for the Securities to be designated PORTAL market securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market and in maintaining such designation.

          (n) The Company will not, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

          (o) The Company will apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds."

          (p) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the Registration Rights Agreement, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of one counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Securities for trading the PORTAL market; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder; provided, however, that, except as otherwise provided for herein, the Initial Purchasers shall pay their own costs and expenses, including the fees of their counsel, and, after the filing and effectiveness of a registration statement pursuant to the Registration Rights Agreement, any advertising expenses connected with any offers they may make.

          (q) The Company agrees to do and perform all things required to be done and performed by it under this Agreement that are within its control on or prior to or after the Closing Date, as applicable, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities.

          6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) The Company shall have requested and caused Arnold L. Wadler, General Counsel of the Company, to furnish to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) Each of the Company's Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum;

               (ii) all the outstanding shares of capital stock of the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

               (iii) the Company's authorized capitalization is as set forth in the Final Memorandum under the heading "Capitalization";

               (iv) to the knowledge of such counsel, without conducting a docket search, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that is not adequately disclosed in the Final Memorandum, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding would not singly or in the aggregate, result in a material adverse change in the condition (final or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole; and the statements in the Final Memorandum under the heading "Business--Legal Proceedings" fairly summarize the matters therein described; and

               (v) neither the execution and delivery of the Indenture, this Agreement, the Security Agreement or the Registration Rights Agreement, the issue and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company's subsidiaries; or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its respective property is subject which is known to such counsel.

          (b) The Company shall have requested and caused Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, to furnish to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) The Company and each of the Subsidiaries incorporated or organized under the laws of the States of Delaware or New York has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware or New York, as applicable, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum;

               (ii) the Indenture has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Securities have been duly and validly authorized by the Company, and, when executed, issued and authenticated in accordance with the provisions of the Indenture and delivered to and paid for in full by the Initial Purchasers under this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Exchange Securities have been duly authorized by the Company, and, when executed, issued and authenticated in accordance with the terms of the Exchange Offer and the provisions of the Indenture, will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the Initial Purchasers, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Security Agreement has been duly authorized, executed and delivered by the Company, and the statements set forth under the heading "Description of the Notes" and "Exchange Offer; Registration Rights" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Securities, the Indenture and the Registration Rights Agreement, provide a fair summary of such provisions;

               (iii) the statements in the Final Memorandum under the heading "Certain United States Federal Tax Considerations" fairly summarize the matters therein described;

               (iv) such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, the Initial Purchasers and counsel for the Initial Purchasers at which the consents of the Final Memorandum and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Final Memorandum (or any amendments or supplements thereto) and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel that have led such counsel to believe that at the Execution Time and on the Closing Date the Final Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements, schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion);

               (v) this Agreement has been duly authorized, executed and delivered by the Company;

               (vi) no consent, approval, authorization, filing with or order of any court or governmental agency or body under the Federal laws of the United States or the laws of the State of New York or under the General Corporation Law of the State of Delaware is required in connection with the due authorization, execution and delivery of this Agreement or the due execution, delivery or performance of the Indenture by the Company, or for the offering, issuance, sale or delivery of the securities or the Exchange Securities or for the resale by you in accordance with the terms of this Agreement, except such as will be obtained under the Act and the Trust Indenture Act in connection with the registration of the Exchange Securities or the Securities, as the case may be, as contemplated by the Registration Rights Agreement and such as may be required under the blue sky or securities laws of any state or foreign jurisdiction or the NASD or and such other approvals (specified in such opinion) as have been obtained (provided that such counsel need not express any opinion with respect to any consent, approval, authorization under the Communications Act of 1934, as amended, or any published rules, regulations or policies of the Federal Communications Commission (the "FCC") thereunder);

               (vii) neither the execution and delivery of the Indenture, this Agreement, the Security Agreement or the Registration Rights Agreement, the issue and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company; or (ii) any statute, law, rule or regulation of the Federal government of the United States (excluding the FCC) or the State of New York or under the General Corporation Law of the State of Delaware, or to such counsel's knowledge, any judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or any of their respective properties which is known to such counsel except as described in the Final Memorandum or for such violations as could not be reasonably expected to have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole;

               (viii) assuming the accuracy of the representations and warranties contained in the Security Agreement, due performance of the covenants and agreements contained herein, due compliance with the offering and transfer procedures and restrictions described in the Final Memorandum, and that purchasers to whom the Initial Purchasers initially resell the Securities receive a copy of the Final Memorandum prior to such sale, no registration of the Securities under the Act, and no qualification of the Indenture under the Trust Indenture Act, are required for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement;

               (ix) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" required to be registered under the Investment Company Act without taking account of any exemption arising out of the number of holders of the Company's securities; and

               (x) assuming the transfer of the Pledged Securities to the Trustee in accordance with the provisions of the Security Agreement, that each of the Trustee and the Securities Intermediary has full power, authority and legal right to enter into and perform its obligations thereunder, and, in the case of Clause (B) below, (w) that at the time of (and immediately preceding) the transfer by the Company to the Securities Intermediary of any property or assets for deposit or credit to the Security Account, the Company will have rights in such property or assets (including, to the extent applicable, rights within the meaning of Sections 1-201 and 9-203 of the Uniform Commercial Code as in effect from time to time in the State of New
          York), which shall suffice for the grant, creation and attachment of a valid and effective security interest in such property and assets in favor of the Trustee, the representations and warranties of the Trustee and the Securities Intermediary contained in the Security Agreement are true and correct, the Security Agreement and the Indenture, and no other agreement or understanding, governs the duties, obligations and rights of the Trustee and the Securities Intermediary with respect to the Security Account, and compliance with the agreements contained therein by the Company, the Trustee and the Securities Intermediary, then, (A) the Security Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, subject to the additional qualification that certain remedial provisions of the Security Agreement are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies afforded by the Security Agreement inadequate for the practical realization of the rights and benefits purported to be provided thereby except for the economic consequences resulting from any delay imposed by, or any procedure required by, applicable New York laws, rules, regulations, and court decisions and by constitutional requirements in and of the State of New York, and except that such counsel does not express any opinion as to the enforceability of any provisions contained in the Security Agreement that constitute waivers which are prohibited under the Uniform Commercial Code as in effect from time to time in the State of New York) and (B) upon issuance of the Notes against payment of the purchase price therefor, the Security Agreement will create a valid and perfected security interest in the security entitlement in each item Pledged Collateral (as defined in the Security Agreement) that consists of Financial Assets (as defined in the Security Agreement) based on United States Treasury Securities maintained in TRADES (as defined in 31 C.F.R. 357.2) that are credited to the Security Account (as defined in the Security Agreement) securing the Obligations (as defined in the Security Agreement) in effect on the date of such counsel's opinion. Except as specifically set forth in this paragraph, such counsel shall express no opinion as to the perfection of any security interest and as to the priority of any security interest.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the Federal laws of the United States or the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Memorandum in this Section 6(b) include any amendment or supplement thereto at the Closing Date.

          (c) The Company shall have furnished to the Representatives the opinion of Swidler Berlin Shereff Friedman, LLP, special U.S. regulatory counsel for the Company, dated the Closing Date, to the effect that:

               (i) to the extent they constitute a summary of the regulatory matters referred to therein, the statements in the Final Memorandum under the captions "Risk Factors--Extensive Regulation" and "Business--Regulation" (to the extent that it relates to regulation under U.S. law) fairly summarize the matters referred to therein;

               (ii) neither the execution and delivery of the Purchase Agreement by the Company nor the performance by the Company of its obligations under the Purchase Agreement will violate the Communications Act or the State Telecommunications Laws.

               (iii) to the knowledge of such counsel, after due inquiry, (A) the Company and the Subsidiaries have in effect all the telecommunications regulatory licenses, permits, authorizations, consents and approvals required to conduct their respective businesses as presently conducted; (B) all such licenses, permits, authorizations, consents and approvals have been duly and validly issued and are in full force and effect; (C) the Company and the Subsidiaries are not in violation of any such licenses, permits, authorizations, consents or approvals; and (D) no proceedings to revoke or restrict any such licenses, permits, authorizations, consents or approvals are pending or threatened.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States.

          (d) The Company shall have furnished to the Representatives the opinion of Baker & McKenzie, special regulatory counsel for the Company, dated the Closing Date, to the effect that:

               (i) to the extent they constitute a summary of the regulatory matters referred to therein, the statements in the Final Memorandum under the caption "Business--Regulation of International Operations" fairly summarize the matters referred to therein;

               (ii) no licenses under telecommunications legislation in England and Wales including the Telecommunications Act 1984, the Wireless Telegraphy Act 1949 or the Wireless Telegraphy Act 1998 other than the Licenses are required by the Company, ION LLC, ION or Racal to carry on the ION Business in the United Kingdom;

               (iii) except in relation to the ION Business, no licenses under telecommunications legislation in England and Wales including the Telecommunications Act 1984, the Wireless Telegraphy Act 1949 or the Wireless Telegraphy Act 1998 are currently required by the

          Company in relation to the Company's telecommunications business as presently conducted in the UK; and

               (iv) no German telecommunications licenses are currently required by the Company in relation to the European Network, the German Network, or the Company's telecommunications businesses as presently conducted in Germany.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than Germany or the United Kingdom or the regulations of the European Union.

          (e) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, addressed to the Representatives, with respect to the issuance and sale of the Securities, this Agreement, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board of Directors or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

               (ii) since the date of the most recent financial statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (g) At the Execution Time and at the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder, that they have performed a review of the unaudited interim financial information of the Company for the nine-month period ended September 30, 1998 and as at September 30, 1998 and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the nine-month period ended September 30, 1998 and as at September 30, 1998, as indicated in their report included or incorporated in the Final Memorandum; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1997, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included or
               incorporated in the Final Memorandum do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Final Memorandum; or

                    (2) with respect to the period subsequent to September 30,
               1998, there were any changes, at a specified date not more than three days prior to the date of the letter, in the capital stock, increase in long-term debt of the Company and its subsidiaries or decreases in net assets or stockholders' equity of the Company as compared with the amounts shown on the September 30, 1998 consolidated balance sheet included in the Final Memorandum, or for the period from October 1, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (3) the information included under the headings "Selected
               Consolidated Financial Data" and "Management--Executive Compensation" is not in conformity with the disclosure requirements of Regulation S-K; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum, including the information set forth under the captions "Summary," "Risk Factors," "Use of Proceeds," "Capitalization," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," and "Certain Relationships and Related Transactions" in the Final Memorandum, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K incorporated in the Final Memorandum and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly

          Reports on Form 10-Q, incorporated in the Final Memorandum agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Final Memorandum in this Section 6(g) include both the Final Memorandum as of the Execution Time and any amendment or supplement thereto at the date of the applicable letter.

          (h) At the Execution Time and at the Closing Date, M.R. Weiser & Co. LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder, and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included in the Final Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations; and

               (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Final Memorandum in this Section 6(h) include both the Final Memorandum as of the Execution Time and any amendment or supplement thereto at the date of the applicable letter.

          (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (j) The Securities shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD, and the Securities shall be eligible for clearance and settlement through The Depositary Trust Company.

          (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities, including the Securities, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (l) The Initial Purchasers shall have received an executed counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company.

          (m) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (n) The Company shall not have failed, on or prior to the Closing Date, to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to such date.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at 919 Third Avenue, New York, New York 10022, on the Closing Date.

          7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of one counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser with the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein and (ii) with respect to any untrue statement or alleged untrue statement of, or omission or alleged omission to state, a material fact made in the Preliminary Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Initial Purchaser (or any of the directors, officers, employees and agents of such Initial Purchaser or any controlling person of such Initial Purchaser) from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Initial Purchaser occurs under the circumstances where it shall have been determined by a court of competent jurisdiction (or appropriate arbitral proceeding) by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Memorandum to the Initial Purchasers, (x) delivery of the Final Memorandum was required by the Act or under this Agreement to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Memorandum was corrected in the Final Memorandum and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Memorandum. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, directors, employees, agents and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities, the legend on page 4 concerning stabilization, syndicate covering transactions and penalty bids and the third and tenth paragraphs under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses as determined by a court of competent jurisdiction; and
     (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to assume the defense of such action and appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to assume the defense of such action or appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, which has not been waived; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been reasonably advised by such counsel that there are legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have assumed the defense of the action or employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission or alleged untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and, director, employee and agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to (i) make arrangements for the purchase of the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, and/or (ii) purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not make such arrangements and/or purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Company's Common Stock shall have been suspended by the Commission or the NASDAQ National Market or trading in securities generally on the New York Stock Exchange or the NASDAQ National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or the NASDAQ National Market; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.:
(212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney at 388 Greenwich Street, New York, New York 10013 Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Metromedia Fiber Network Services, Inc. c/o Metromedia Fiber Network, Inc., One North Lexington Avenue, White Plains, New York 10601, attention: Chief Financial Officer (fax no.: (914) 421-6777) and confirmed to it at Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, attention: General Counsel (fax no.: (201) 531-2803) and 215 East 67th Street, New York, New York 10021, attention: Executive Vice President (fax no.: (212) 606-4337).

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) or Section 8 hereof, no other person will have any right or obligation hereunder.

          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

          16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Affiliate" shall have the meaning specified in Rule 501 (b) of Regulation D.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

          "Commission" shall mean the Securities and Exchange Commission.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Regulation D" shall mean Regulation D under the Act.

          "Regulation S" shall mean Regulation S under the Act.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

                                     Very truly yours,

                                     Metromedia Fiber Network, Inc.


                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
Chase Securities Inc.
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation

By:  Salomon Smith Barney Inc.


By /s/ Stephen M. Winningham
  -----------------------------
  Name: Stephen M. Winningham
  Title: Managing Director

For themselves and the other several
Initial Purchasers named in Schedule I
to the foregoing Agreement.

                                   SCHEDULE I



                                                                         Principal Amount of
                                                                              Securities
                           Initial Purchasers                              to be Purchased
                           ------------------                            -------------------
Salomon Smith Barney Inc. ..............................................  $ 260,000,000
Chase Securities Inc....................................................    130,000,000
Deutsche Bank Securities Inc............................................    130,000,000
Donaldson, Lufkin & Jenrette Securities Corporation.....................    130,000,000
                                                                          -------------

                  Total ................................................  $ 650,000,000


                                   SCHEDULE II

                                  Subsidiaries

Metromedia Fiber Network Services, Inc.

Metromedia Fiber Network of Illinois, Inc.

Metromedia Fiber Network-NYC, Inc.

Metromedia Fiber Network of New Jersey, Inc.

MFN of VA, L.L.C.

MFN Purchasing, Inc.

                                                                       EXHIBIT A

                         Selling Restrictions for Offers
                         Sales outside the United States

          1. The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(a)(i) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act"') and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and November 25, 1998, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S."

          (a) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

          (b) Terms used in this section and defined in Regulation S have the meanings given to them by Regulation S.

          2. Each Initial Purchaser represents and agrees that (i) it has not offered or sold, and will not offer or sell, in the United Kingdom, by means of any document, any Securities other than to persons whose ordinary business it is to buy, hold, manage or sell shares or debentures, whether as principal or as agent (except in circumstances which do not constitute an offer to the public within the meaning of the Public Offers of Securities Regulations 1995); (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.